Exhibit 99.1

Lee Enterprises Announces Strategic Investment and Board-Led Transition

Davenport, Iowa — December 30, 2025 — Lee Enterprises, Incorporated (the “Company” and Nasdaq: LEE) today announced that it has entered into a definitive stock purchase agreement for a $50 million strategic equity investment in the Company’s common stock. The investment is led by David Hoffmann (“Hoffmann”), with participation from other existing investors in the Company, providing the Company with committed capital and a strengthened financial and governance foundation as it moves into its next phase.

Under the agreement, the Company has entered into a $50 million private placement of common stock at an investment price of $3.25 per share anchored and fully backstopped by Hoffmann, who initially committed a minimum of $20 million, with the remaining $30 million allocated to other top existing investors. As a result of the subscription levels and backstop, at signing, Hoffmann has committed approximately $35 million, with additional investors committing approximately $15 million. Also, Hoffmann has backstopped the capital raise by fully committing to purchase any remaining amount of common stock to the extent not purchased by any additional investors at the closing of the transaction. Subject to customary closing conditions and stockholder approval, the Company expects to receive the full $50 million of gross proceeds at the closing of the transaction, before transaction expenses.

The closing of the $50 million investment is expected to satisfy a condition to amend the Company’s existing credit facility, reducing the annual interest rate on approximately $455.5 million of the Company’s outstanding long-term debt to 5% from 9% for a five-year period, materially improving the Company’s capital structure and cash flow outlook.

Following a comprehensive review of the Company’s performance, capital structure, and long-term opportunities, the Company’s board of directors (the “Board”) unanimously approved the transaction and determined that decisive action was required. The Board concluded that strengthening the balance sheet, implementing leadership change, and advancing a clear strategic direction are necessary to improve execution and position the Company for long-term value creation.

“This transaction reflects the Board’s determination to act decisively," said Mary Junck, Chair of the Board. “By strengthening the balance sheet and improving the Company’s capital structure, we are putting the Company in a better position to execute and create long-term value.”

As part of the closing of the strategic equity investment, David Hoffmann is expected to assume the role of Chair of the Board.

“This transaction strengthens the Company’s balance sheet and reflects the Board’s determination to take decisive action,” said David Hoffmann, incoming Chair of the Board. “With improved financial stability and a clear governance framework in place, the focus can now be on disciplined execution and long-term value creation.”

Concurrently with the execution of the stock purchase agreement, Kevin Mowbray, the Company’s President and Chief Executive Officer, has announced his retirement. The Company expects the current Chief Operating Officer, Nathan Bekke, to serve as Interim Chief Executive Officer, and the Board has initiated a search for a permanent CEO. Kevin joined the Company in 1986, and over his 39-year career, he served in thirteen Lee markets.

Advisors

Oppenheimer & Co. Inc., Kirkland & Ellis LLP and Lane & Waterman LLP served as exclusive financial advisor and legal advisors, respectively, to Lee Enterprises, Incorporated.

Stifel and Lathrop GPM LLP served as the exclusive financial advisor and legal advisor, respectively, to Hoffmann.

Other Important Information

The issuance and sale of shares of the Company’s common stock pursuant to the foregoing transactions is subject to customary closing conditions, including among other things, the approval of our stockholders at a special meeting (the “Special Meeting”), which is expected to be held in the first quarter of 2026.

The shares of common stock being issued and sold in the above-mentioned transaction will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and accordingly may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This communication is being made in regard to the Special Meeting and the related proposals. In connection therewith, the Company intends to file a preliminary proxy statement with the SEC. Once the preliminary proxy statement is declared effective, a definitive proxy statement will be mailed or otherwise made available through permissible means to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT ONCE AVAILABLE REGARDING THE PROPOSALS SET FORTH THEREIN AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS SET FORTH THEREIN. This press release is not a substitute for the proxy statement or any other document that the Company may file with the SEC. Stockholders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the “Investor Relations” section of the Company’s website (https://investors.lee.net/).

In support of the transaction, the Company’s board of directors, senior management, and key stockholders have entered into voting agreements in favor of the transaction. The Company and members of the Company’s board of directors, as well as certain existing stockholders participating in the transaction as described above, may be deemed to be “participants” under SEC rules in any solicitation of the Company’s stockholders in respect of the Company’s proposals set forth in the definitive proxy statement. Information regarding the directors and executive officers of the Company is set forth (i) in the Company's Annual Report on Form 10-K for its fiscal year ended September 28, 2025, filed with the SEC on November 26, 2025 (the “Annual Report”) and (ii) to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s Annual Report, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, including: Form 4 filed by Joseph Battistoni on December 18, 2025, Form 4 filed by Nathan Bekke on December 18, 2025, Form 4 filed by Astrid Garcia on December 18, 2025, Form 4 filed by Timothy Millage on December 18, 2025, and Form 4 filed by Kevin Mowbray on December 18, 2025.

Further information concerning certain persons, including with respect to their holdings, who may be deemed participants in the solicitation of the Company’s stockholders under the rules of the SEC will be set forth in the definitive proxy statement when it is filed with the SEC. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Special Meeting.

About Lee

Lee Enterprises is a major subscription and advertising platform and a leading provider of local news and information with daily newspapers, rapidly growing digital products and nearly 350 weekly and specialty publications serving 72 markets in 25 states. Our core commitment is to provide valuable, intensely local news and information to the communities we serve. Our markets include St. Louis, MO; Buffalo, NY; Omaha, NE; Richmond, VA; Lincoln, NE; Madison, WI; Davenport, IA; and Tucson, AZ. Lee Common Stock is traded on the NASDAQ under the symbol LEE. For more information about Lee, please visit www.lee.net.

Forward-Looking Statements

This press release includes forward-looking statements, including statements relating to the expected timing of the closing of the transaction (if at all), the use of proceeds of the transaction and any expected interest savings as a result thereof. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “potential,” “outlook” or “shall,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: potential delays in consummating or the inability to consummate the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the stock purchase agreement; failure to obtain stockholder approval at the Special Meeting; the effect of the pendency or completion of the transaction on the parties’ business relationships and business generally; changes in the Company’s corporate governance (including with respect to any new directors); competition and pricing pressures; and economic conditions generally. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

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